CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AAMPRO Group, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Stephen Farkas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


Date: August 20, 2004                     /s/ Stephen Farkas
                                          -----------------------------------
                                          Stephen Farkas
                                          Chief Executive Officer and Chief
                                          Financial Officer